Prospectus and Statement of Additional Information (SAI) Supplement — October 1, 2010

Fund (prospectus and SAI effective date)	Prospectus Form #	SAI Form #

Variable Portfolio-UBS Large Cap Growth Fund (4/14/10)	S-6546-99	S-6546-20

Effective on or about November 17, 2010, the following changes are hereby made to the Fund’s prospectus:

The name of the Fund is Variable Portfolio-Nuveen Winslow Large Cap Growth Fund.

The Principal Investment Strategies of the Fund in the Summary section of the prospectus is superseded and replaced as follows:

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. The Fund may invest up to 20% of its net assets in non-U.S. equity securities.

The following has been added to the Principal Risks of Investing in the Fund in the Summary section of the prospectus:

Currency Risk.  Changes in currency exchange rates may affect the Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities.

Growth Securities Risk.  Different types of stocks tend to shift in and out of favor depending on market and economic conditions. The Fund emphasizes a growth style of investing and therefore seeks companies experiencing high rates of current growth; such companies may be more volatile than other types of investments.

The Subadviser and Portfolio Managers named under the caption Fund Management in the Summary of the Fund section is superseded and replaced as follows:

Subadviser:  Winslow Capital Management, Inc.

Portfolio Managers	Title	Managed Fund Since

Clark J. Winslow	CEO, CIO	November 2010
Justin H. Kelly, CFA	Senior Managing Director	November 2010
R. Bart Wear, CFA	Senior Managing Director	November 2010

The Principal Investment Strategies of the Fund in the More Information about the Fund section of the prospectus is superseded and replaced as follows:

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. The Fund may invest up to 20% of its net assets in non-U.S. equity securities.

Columbia Management Investment Advisers, LLC (the investment manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadviser, Winslow Capital Management, Inc. (Winslow Capital), which provides day-to-day portfolio management of the Fund.

Winslow Capital’s fundamental, bottom-up investment process centers on identifying growth companies which exhibit some or all of the following characteristics:

•	in an industry with growth potential;
•	leading or gaining market share;
•	identifiable and sustainable competitive advantages;
•	a management team that can perpetuate the company’s competitive advantages; and
•	high, and preferably rising, return on invested capital.

In order to identify investment candidates for the Fund, Winslow Capital begins by using a quantitative screen of the companies in the Russell 1000® Index (the Index) with market capitalizations exceeding $4 billion, complemented with a limited number of companies that are either not in the Index and/or are below the $4 billion market capitalization limit. The companies that pass this screen are then qualitatively assessed in the context of their respective industry. Winslow Capital then determines which companies with potential for above-average future earnings growth fit their portfolio construction parameters in light of the companies’ valuations.

Winslow Capital employs a sell discipline which utilizes the same fundamental research process in order to control risk and protect capital. Winslow Capital will sell some or all of a position in a stock when:

•	the fundamental business prospects are deteriorating, altering the basis for investment;
•	a stock becomes fully valued; or
•	a position exceeds 5% of the Fund.

In addition, all stocks that decline 20% or more from the purchase price or a recent high are immediately reviewed for possible fundamental deterioration, and may be trimmed, sold or added to based on such review.

The Principal Risks of Investing in the Fund in the More Information about the Fund section of the prospectus is superseded and replaced as follows:

Principal risks associated with an investment in the Fund include:

•	Active Management Risk
•	Currency Risk
•	Derivatives Risk
•	Growth Securities Risk
•	Issuer Risk
•	Market Risk
•	Risk of Foreign Investing
•	Small Fund Risk

The description of the Subadviser and Portfolio Managers responsible for the Fund’s day-to-day management, as described under the caption Management in the More Information About the Fund section is superseded and replaced as follows:

Subadviser:  Winslow Capital Management, Inc., which began serving as Subadviser to the Fund in November 2010, is located at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, MN 55402. Winslow Capital, subject to the supervision of Columbia Management Investment Advisers, LLC, provides day-to-day management of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management Investment Advisers, LLC.

Portfolio Managers.  The portfolio managers responsible for the day-to-day portfolio management of the Fund are:

Clark J. Winslow

•	Managed the Fund since November 2010.
•	Chief Executive Officer and Chief Investment Officer.
•	Founded Winslow Capital in 1992.
•	Began investment career in 1966.
•	BA, Yale University; MBA, Harvard Business School.

Justin H. Kelly, CFA

•	Managed the Fund since November 2010.
•	Senior Managing Director and Portfolio Manager.
•	Started at Winslow Capital in 1999.
•	Began investment career in 1992.
•	BS, Babson College.

R. Bart Wear, CFA

•	Managed the Fund since November 2010.
•	Senior Managing Director and Portfolio Manager.
•	Started at Winslow Capital in 1997.
•	Began investment career in 1982.
•	BS, Arizona State University.

Effective on or about November 17, 2010, the following changes are hereby made to the Fund’s SAI:

The name of the Fund is Variable Portfolio-Nuveen Winslow Large Cap Growth Fund.

Table 4. Subadvisers and Subadvisory Agreement Fee Schedules is revised as follows:

Table 4.  Subadvisers and Subadvisory Agreement Fee Schedules

Parent
Fund	Subadviser	Company	Fee Schedule
Variable Portfolio-Nuveen Winslow Large Cap Growth	Winslow Capital Management, Inc. (Winslow Capital) (effective November 17, 2010)	L	First $100 million	40 bp

			Next $250 million	35 bp

			Next $250 million	30 bp

			Next $400 million	25 bp

			Next $1.5 billion	20 bp

			Next $1 billion	23 bp

			Next $1.5 billion	24 bp

			Thereafter	25 bp

L — Nuveen Investments, Inc.

Table 5. Portfolio Managers is revised as follows:

Portfolio Managers.  For all funds the following table provides information about the funds’ portfolio managers as of Dec. 31, 2009, except otherwise noted.

Table 5.  Portfolio Managers

Other Accounts Managed
			Approximate Total	Performance	Ownership	Potential
		Number and type	Net Assets	Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of account(a)	(excluding the fund)	Accounts(b)	Shares(c)	of Interest	Compensation
Variable Portfolio-Nuveen Winslow Large Cap Growth	Winslow Capital:

	Clark J. Winslow(d)	9 RICs 8 PIVs 636 other accounts	$6,506,000,000 $351,000,000 $4,510,000,000	4 other accounts ($405 million)	None	(19)	(S)

	Justin H. Kelly(d)	9 RICs 8 PIVs 636 other accounts	$6,506,000,000 $351,000,000 $4,510,000,000

	R. Bart Wear(d)	9 RICs 8 PIVs 636 other accounts	$6,506,000,000 $351,000,000 $4,510,000,000

(a)	RIC refers to a Registered Investment Company (each series or portfolio of a RIC is treated as a separate RIC); PIV refers to a Pooled Investment Vehicle.
(b)	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(c)	All shares of the Variable Portfolio funds are owned by life insurance companies and are not available for purchase by individuals. Consequently no portfolio manager owns any shares of Variable Portfolio funds.
(d)	The portfolio managers began managing the fund after the fund’s fiscal year end; therefore reporting information is provided as of August 31, 2010.

Potential Conflicts of Interest

(19) Winslow Capital:

Conflicts of Interest

A portfolio manager who makes investment decisions with respect to multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

•	The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager; and

•	An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, Winslow has adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, Winslow has adopted a Code of Ethics that recognizes the manager’s obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance, however because Winslow offers only one investment product: Large Cap Growth, and all accounts are managed essentially identically, Winslow does not believe any material conflicts of interest exist between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio managers, nor in allocation of investment opportunities.

Structure of Compensation

(S) Winslow Capital:

In an effort to retain key personnel, Winslow Capital has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms. The compensation plan is determined by the Winslow Capital Operating Committee and is designed to align manager compensation with investors’ goals by rewarding portfolio managers who meet the long-term objective of consistent, superior investment results, measured by the performance of the product. Effective December 26, 2008, upon the acquisition of Winslow Capital by Nuveen Investments, Inc., the portfolio managers have long-term employment agreements with multi-year non-competition/non-solicitation clauses.

The Operating Committee establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional and administrative personnel. Portfolio manager compensation packages are independent of advisory fees collected on any given client account under management. In addition, an incentive bonus is paid annually to the employees based upon each individual’s performance, client results and the profitability of the firm.

Valid until next update.

S-6546-3A (10/10)